UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2009

Sun Microsystems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15086	94-2805249
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4150 Network Circle Santa Clara, California	95054-1778
(Address of Principal Executive Offices)	(Zip Code)

(650) 960-1300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 14, 2009, Sun Microsystems, Inc. (“Sun”) issued a press release regarding Sun’s preliminary financial results for the fiscal quarter ended June 30, 2009. The full text of Sun’s press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Text of press release issued by Sun Microsystems, Inc., dated July 14, 2009, titled “Sun Microsystems Reports Preliminary Results for the Fourth Quarter Fiscal Year 2009.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2009

SUN MICROSYSTEMS, INC.

By:	/s/ Michael E. Lehman
Michael E. Lehman
Chief Financial Officer and Executive
Vice President, Corporate Resources

EXHIBIT INDEX

Exhibit No.	Description
99.1	Text of press release issued by Sun Microsystems, Inc., dated July 14, 2009, titled “Sun Microsystems Reports Preliminary Results for the Fourth Quarter Fiscal Year 2009.”